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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS that the undersigned V.F. Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("VF"), and the undersigned directors and officers of VF hereby constitute and appoint G. G. Johnson, F. C. Pickard III, and L.
M. Tarnoski, and each of them, severally, its and his true and lawful attorneys and agents at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of VF or as an officer or director of VF or by attesting the seal of VF or otherwise), any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable and may be required to enable VF to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("Commission") in respect thereof, in connection with the registration under the Act of not more than $500,000,000 aggregate principal amount of equity and/or debt securities of VF, including specifically, but without limiting the generality of the foregoing, a power of attorney to sign the name of VF and affix the corporate seal and to sign the names of the undersigned directors and officers to all registration statements, and all amendments and supplements thereto (including post-effective amendments), on Form S-3 or on any other appropriate Form, hereafter filed with the Commission, and all instruments or documents filed as a part thereof or in connection therewith, and each of the undersigned hereby ratifies and confirms all that said attorneys, agents, or any of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 8th day of February, 1994.

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
ATTEST:                                 V.F. CORPORATION
/s/ L. M. Tarnoski                      By: /s/ L. R. Pugh
- ------------------------------              -----------------------------
L. M. Tarnoski                            L. R. Pugh
Secretary                                 Chairman of the Board and
                                          Chief Executive Officer

Principal Executive Officer:            Principal Financial Officer:


/s/ L. R. Pugh                            /s/ G. G. Johnson
- ------------------------------            --------------------------------
L. R. Pugh, Chairman of the               G. G. Johnson
of the Board, Chief Executive             Vice President-Finance and
Officer and Director                      Chief Financial Officer

Principal Accounting Officer:


/s/ R. K. Shearer                         /s/ Robert D. Buzzell
- ------------------------------            --------------------------------
R. K. Shearer, Controller                 Robert D. Buzzell, Director


/s/ Edward E. Crutchfield, Jr.            /s/ Ursula F. Fairbairn
- ------------------------------            --------------------------------
Edward E. Crutchfield, Jr.,               Ursula F. Fairbairn, Director
Director

/s/ Barbara S. Feigin                     /s/ Roger S. Hillas
- ------------------------------            --------------------------------
Barbara S. Feigin, Director               Roger S. Hillas, Director


/s/ Leon C. Holt, Jr.                     /s/ J. Berkely Ingram, Jr.
- ------------------------------            --------------------------------
Leon C. Holt, Jr., Director               J. Berkely Ingram, Jr., Director


/s/ R.F. Longbine                         /s/ Mackey J. McDonald
- ------------------------------            --------------------------------
R.F. Longbine, Director                   Mackey J. McDonald, Director


/s/ William E. Pike                       /s/ M. Rust Sharp
- ------------------------------            --------------------------------
William E. Pike, Director                 M. Rust Sharp, Director


                            /s/ L.D. Walker
                      -----------------------------
                          L.D. Walker, Director
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